MERCURY WASTE SOLUTIONS, INC.

                                STOCK OPTION PLAN


1.       PURPOSE OF THE PLAN

         The purpose of this Stock Option Plan (the "Plan") of Mercury Waste Solutions, Inc. (the "Company") is to provide an incentive to eligible employees and directors whose present and potential contributions are important to the continued success of the Company, to afford them an opportunity to acquire a proprietary interest in the Company, and to enable the Company to enlist and retain in its employ the best available talent for the successful conduct of its business. It is intended that this purpose will be effected through the granting of stock options.

2.       DEFINITIONS

         Wherever used in the Plan, the following terms have the meanings set forth below:

         2.1 "Board of Directors" means the Board of Directors of the Company.

         2.2 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

         2.3 "Incentive Stock Option" or "ISO" means a stock option which is intended to qualify as an incentive stock option as defined in Section 422 of the Code.

         2.4 "Non-Statutory Stock Option" or "NSO" means a stock option that is not intended to, or does not, qualify as an incentive stock option as defined in
Section 422 of the Code.

         2.5 "Option" means, where required by the context of the Plan, an ISO or NSO granted pursuant to the Plan.

         2.6 "Optionee" means a Participant in the Plan who has been granted one or more Options under the Plan.

         2.7 "Participant" means an individual described in Section 5 of this Plan who may be granted Options under the Plan.

         2.8 "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.

         2.9 "Stock" means the par value, $.01 per share of the Company.

         2.10 "Subsidiary" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain which at the time the Option is granted owns 50% or more of the voting stock in one of the other corporations in such chain.

3.       ADMINISTRATION

         3.1 The Plan shall be administered by the Board of Directors, which shall have full power, subject to the provisions and restrictions of the Plan, to grant Options, construe and interpret the Plan, establish rules and regulations with respect to the Plan and Options granted hereunder, and perform all other acts, including the delegation of administrative responsibilities, that it believes reasonable and necessary.

         3.2 The Board of Directors shall have the sole discretion, subject to the provisions of the Plan, to determine the Participants eligible to receive Options pursuant to the Plan and the amount, type, and terms of any Options and the terms and conditions of option agreements relating to any Option.

         3.3 The Board of Directors may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any Option granted hereunder in the manner and to the extent it shall deem necessary to carry out the terms of the Plan.

         3.4 Any decision made, or action taken, by the Board of Directors arising out of or in connection with the interpretation and administration of the Plan shall be final, conclusive and binding upon all Optionees.

4.       SHARES SUBJECT TO THE PLAN

         4.1 NUMBER. The total number of shares of Stock reserved for issuance upon exercise of Options under the Plan is 185,500. Such shares shall consist of authorized but unissued Stock. If any Option granted under the Plan lapses or terminates for any reason before being completely exercised, the shares covered by the unexercised portion of such Option may again be made subject to Options under the Plan.

         4.2 CHANGES IN CAPITALIZATION. In the event of any change in the outstanding shares of Stock of the Company by reason of any stock dividend, split, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, or rights offering to purchase stock at a price substantially below fair market value, or other similar corporate change, the aggregate number of shares which may be subject to Options under the Plan and the terms of any outstanding Option, including the number and kind of shares subject to such Options and the purchase price per share thereof, shall be appropriately adjusted by the Board of Directors, consistent with such change and in such manner as the Board of Directors, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to or available for Optionees. Notwithstanding the preceding sentence, in no event shall any fraction of a share of Stock be issued upon the exercise of an Option.

5.       ELIGIBLE PARTICIPANTS

         The following persons are Participants eligible to participate in the
Plan:

         5.1 INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary, including officers and directors who are also employees of the Company or any Subsidiary.

         5.2 NON-STATUTORY STOCK OPTIONS. Non-statutory stock options may be granted to (i) any employee of the Company or any Subsidiary, including any officer or director who is also an employee of the Company or any Subsidiary; and (ii) any consultant to, or other independent contractor of, the Company who is not a director of the Company.

6.       GRANT OF OPTIONS

         6.1 DISCRETIONARY GRANTS. Subject to the terms, conditions, and limitations set forth in this Plan, the Company, by action of the Board of Directors, may from time to time grant Options to purchase shares of the Company's Stock to those eligible Participants as may be selected by the Board of Directors, in such amounts and on such other terms as the Board of Directors in its sole discretion shall determine. Any grant of Options to officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, shall be made only by a committee of two or more directors, each of whom is a "disinterested person" as defined in Section 16b-3(c)(2) of the Exchange Act cited above.

         6.2 LIMITATIONS. Options specified under Section 6.1 above may be (i) "Incentive Stock Options" so designated by the Board of Directors and which, when granted, are intended to qualify as incentive stock options as defined in
Section 422 of the Code; (ii) "Non-Statutory Stock Options" so designated by the Board of Directors and which, when granted, are not intended to, or do not, qualify as incentive stock options under Section 422 of the Code; or (iii) a combination of both. The date on which the Board of Directors approves the granting of an Option shall be the date of grant of such Option, unless a different date is specified by the Board of Directors on such date of approval. Notwithstanding the foregoing, with respect to the grant of any Incentive Stock Option under the Plan, the aggregate fair market value of Stock (determined as of the date the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by an Optionee in any calendar year (under all such stock option plans of the Company or Subsidiaries) shall not exceed $100,000. Each grant of an Option under the Plan shall be evidenced by a written stock option agreement between the Company and the Optionee setting forth the terms and conditions, not inconsistent with the Plan, under which the Option so granted may be exercised pursuant to the Plan and containing such other terms with respect to the Option as the Board of Directors in its sole discretion may determine.

7.       OPTION PRICE AND FORM OF PAYMENT

         7.1 OPTION PRICE AND FORM OF PAYMENT. The purchase price for a share of Stock subject to an Incentive Stock Option granted hereunder shall not be less than 100% of the fair market value of the Stock. The purchase price for a share of Stock subject to a Nonstatutory Stock Option granted hereunder shall be determined by the Board of Directors at the time of such grant. For purposes of this Section 7.1, the "fair market value" of the Stock shall be determined as follows:

                  7.1.1 If the Stock of the Company is listed or admitted to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Stock, or if no sale is made on such day, the closing bid price for such day on such exchange;

                  7.1.2 If the Stock is not listed or admitted to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Stock as reported on the NASDAQ National Market System on such day, or if no sale is made on such day, the closing bid price for such day as entered by a market maker for the Stock;

                  7.1.3 If the Stock is not listed on a national securities exchange, is not admitted to unlisted trading privileges on any such exchange, and is not eligible for inclusion in the NASDAQ National Market System, the fair market value on any given day shall be the average of the closing representative bid and asked prices as reported on the NASDAQ System, and if not reported on such system, then as reported by the National Quotation Bureau, Inc. or such other publicly available compilation of the bid and asked prices of the Stock in any over-the-counter market on which the Stock is traded; or

                  7.1.4 If there exists no public trading market for the Stock, the fair market value on any given day shall be an amount determined in good faith by the Board of Directors in such manner as it may reasonably determine in its discretion, provided that such amount shall not be less than the book value per share as reasonably determined by the Board of Directors as of the date of determination or less than the par value of the Stock.

         Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to any Optionee then owning more than 10% of the voting power of all classes of the Company's stock, the purchase price per share of the Stock subject to such Option shall not be less than 110% of the fair market value of the Stock on the date of grant of the Incentive Stock Option, determined as provided above.

         Except as provided herein, the purchase price of each share of Stock purchased upon the exercise of any Option shall be paid:

                  7.1.5 In United States dollars in cash or by check, bank draft or money order payable to the order of the Company; or

                  7.1.6 At the discretion of the Board of Directors, through the delivery of shares of Stock, having initially or as a result of successive exchanges of shares, an aggregate fair market value (as determined in the manner provided under this Plan) equal to the aggregate purchase price for the Stock as to which the Option is being exercised; or

                  7.1.7 At the discretion of the Board of Directors, by a combination of both 7.1.5 and 7.1.6 above; or

                  7.1.8 By such other method as may be permitted in the written stock option agreement between the Company and the Optionee.

         If such form of payment is permitted, the Board of Directors shall determine procedures for tendering Stock as payment upon exercise of an Option and may impose such additional limitations and prohibitions on the use of Stock as payment upon the exercise of an Option as it deems appropriate.

         If the Board in its sole discretion so agrees, the Company may finance the amount payable by an Optionee upon exercise of any Option upon such terms and conditions as the Board may determine at the time such Option is granted under this Plan.

         7.2 WITHHOLDING TAXES. The Company shall have the right to require that payment or provision for payment of any and all withholding taxes due upon the grant or exercise of an Option hereunder or the disposition of any Stock or other property acquired upon exercise of an Option be made by an Optionee. In connection therewith, the Board shall have the right to establish such rules and regulations or impose such terms and conditions in any agreement relating to an Option granted hereunder with respect to such withholding as the Board may deem necessary and appropriate.

8.       EXERCISE OF OPTIONS

         8.1 MANNER OF EXERCISE. An Option, or any portion thereof, shall be exercised by delivering a written notice of exercise to the Company and paying to the Company the full purchase price of the Stock to be acquired upon the exercise of the Option. Until certificates for the Stock acquired upon the exercise of an Option are issued to an Optionee, such Optionee shall not have any rights as a shareholder of the Company with respect to such Stock.

         8.2 LIMITATIONS AND CONDITIONS ON EXERCISE OF OPTIONS. In addition to any other limitations or conditions contained in this Plan or that may be imposed by the Board of Directors from time to time or in the stock option agreement to be entered into with respect to Options granted hereunder, the following limitations and conditions shall apply to the exercise of Options granted under this Plan:

                  8.2.1 No Incentive Stock Option may be exercisable by its terms after the expiration of 10 years from the date of the grant thereof.

                  8.2.2 No Incentive Stock Option granted pursuant to the Plan to an eligible Participant then owning more than 10% of the voting power of all classes of the Company's stock may be exercisable by its terms after the expiration of five years from the date of the grant thereof.

                  8.2.3 To the extent required to comply with Rule 16b-3, Stock acquired upon exercise of an Option granted under to the Plan may not be sold or otherwise disposed of for a period of six months from the date of grant of the Option.

9.       INVESTMENT PURPOSES

         Unless a registration statement under the Securities Act of 1933 is in effect with respect to Stock to be purchased upon exercise of Options to be granted under the Plan, the Company shall require that an Optionee agree with and represent to the Company in writing that he or she is acquiring such shares of Stock for the purpose of investment and with no present intention to transfer, sell or otherwise dispose of such shares of Stock other than by transfers which may occur by will or by the laws of descent and distribution, and no shares of Stock may be transferred unless, in the opinion of counsel to the Company, such transfer would be in compliance with applicable securities laws. In addition, unless a registration statement under the Securities Act of 1933 is in effect with respect to the Stock to be purchased under the Plan, each certificate representing any shares of Stock issued to an Optionee hereunder shall have endorsed thereon a legend in substantially the following form:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE CORPORATION STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

10.      TRANSFERABILITY OF OPTIONS

         No Option granted under the Plan shall be transferable by an Optionee (whether by sale, assignment, hypothecation or otherwise) other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined under the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. An Option shall be exercisable during the Optionee's lifetime only by the Optionee or, if permissible under applicable law, by the Optionee's guardian or legal representative.

11.      TERMINATION OF OPTIONS

         11.1 GENERALLY. Except as otherwise provided in this Section 11, if an Optionee's employment with the Company or Subsidiary is terminated (hereinafter "Termination"), the Optionee may exercise any Option granted under the Plan, to the extent the Optionee was vested in and entitled to exercise the Option at the date of Termination, for a period of three months after the date of Termination or until the term of the Option has expired, whichever date is earlier.

         11.2 DEATH OR DISABILITY OF OPTIONEE. In the event of the death or Disability of an Optionee prior to expiration of an Option held by him or her, the following provisions shall apply:

                  11.2.1 If the Optionee is at the time of his or her Disability employed by the Company or a Subsidiary and has been in continuous employment (as determined by the Board of Directors in its sole discretion) since the date of grant of the Option, then the Option shall be immediately exercisable in full and the Optionee shall be 100% vested on the date of Optionee's Disability; provided, however, that such Option must be exercised within one year of the date of the Optionee's Disability, and in no event later than the date of expiration of the Option. The term "Disability" shall mean any physical or mental impairment of Optionee, whether total or partial, which prevents Optionee, in the reasonable judgment of the Company, from carrying out or performing the major duties of his or her association with the Company. The determination of whether an Optionee has a Disability within the meaning of this Section 11.2.1 shall be made in writing by the Board of Directors in its sole discretion.

                  11.2.2 If the Optionee is at the time of his or her death employed by the Company or a Subsidiary and has been in continuous employment (as determined by the Board of Directors in its sole discretion) since the date of grant of the Option, then the Option shall be immediately exercisable in full by the Optionee's estate or by a person who acquired the right to exercise the Option by will or the laws of descent and distribution, and the Optionee shall be 100% vested on the date of Optionee's Death; provided, however, that such Option must be exercised within two years of the date of the Optionee's Death, and in no event later than the date of expiration of the Option.

         11.3 TERMINATION OF EMPLOYMENT. The Board of Directors shall have the right to cancel any Options granted to the Optionee under the Plan if the employment of an Optionee is terminated by the Company or a Subsidiary.

12.      AMENDMENT AND TERMINATION OF PLAN

         12.1 The Board of Directors, may at any time and from time to time suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as may be in the best interests of the Company; provided, however, that no such amendment shall be made without the approval of the shareholders if it would: (a) materially modify the eligibility requirements for Participants as set forth in Section 5 hereof; (b) increase the maximum aggregate number of shares of Stock which may be issued pursuant to Options, except in accordance with Section 4.2 hereof; (c) reduce the minimum Option price per share as set forth in Section 7 hereof, except in accordance with
Section 4.2 hereof; (d) extend the period of granting Options; or (e) materially increase in any other way the benefits accruing to Optionees.

         12.2 No amendment, suspension or termination of this Plan shall, without the Optionee's consent, alter or impair any of the rights or obligations under any Option theretofore granted to him or her under the Plan.

         12.3 The Board of Directors may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Incentive Stock Options meeting the requirements of future amendments to the Code.

         12.4 In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board of Directors. The Board of Directors may, in the exercise of its sole discretion in such instance, declare that any Option shall terminate as of a date fixed by the Board of Directors and give each Optionee the right to exercise his or her Option as to all or any part of the Option, including Stock as to which the Option would not otherwise be exercisable. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board of Directors determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Optionee shall have the right to exercise the Option in full including Stock as to which the Option would not otherwise be exercisable. If the Board of Directors makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board of Directors shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period.

13.      MISCELLANEOUS PROVISIONS

         13.1 NO RIGHT TO CONTINUED EMPLOYMENT. No person shall have any claim or right to be granted an Option under the Plan, and the grant of an Option under the Plan shall not be construed as giving an Optionee the right to continued employment with the Company. The Company further expressly reserves the right at any time to dismiss an Optionee or reduce an Optionee's compensation with or without cause, free from any liability, or any claim under the Plan, except as provided herein or in a stock option agreement.

         13.2 TRANSFER OF STOCK AND PAYMENT OF WITHHOLDING TAXES. The Company shall have the right to require that payment or provision for payment of any and all withholding taxes due upon the grant or exercise of an Option hereunder or the disposition of any Stock or other property acquired upon exercise of an Option be made by an Optionee. The Board of Directors shall have the right to establish such other rules and regulations or impose such other terms and conditions in any agreement relating to an Option granted hereunder with respect to tax withholding as the Board of Directors may deem necessary and appropriate.

         13.3 GOVERNING LAW. The Plan shall be administered in the State of Minnesota, and the validity, construction, interpretation, and administration of the Plan and all rights relating to the Plan shall be determined solely in accordance with the laws of such state, unless controlled by applicable federal law, if any.

14.      EFFECTIVE DATE

         The effective date of the Plan is September 17, 1996. No Option may be granted after ten (10) years; provided, however, that all outstanding Options shall remain in effect until such outstanding Options have expired or been canceled.


         IN WITNESS WHEREOF, of the adoption of this Stock Option Plan, the Company has caused its President to execute this Plan on the 17th day of September, 1996.

                                     MERCURY WASTE SOLUTIONS, INC.


                                     By:_______________________________________
                                        Its:  President